Asset Backed Securities Portfolio Analysis
Credit Suisse First Boston
ABSC 2005-HE4
5,360 records
Balance: 966,594,700
All records

Selection Criteria: All records
Table of Contents

1.

Remaining Principal

2.

Mortgage Rate

3.

FICO SCORES

4.

Documenation

5.

Loan Purpose

6.

Occupancy

7.

Property Type

8.

Remaining Term

9.

Loan Type

10.

LOAN-TO-VALUE RATIO

11.

COMBINED LOAN-TO-VALUE RATIO

12.

Geographic Distribution By Balance

13.

Silent Second

14.

Gross Margin

1. Remaining Principal

Remaining Principal	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
25,000.01 - 50,000.00	318	12,488,234.60	12,478,779.84	1.29	10.227	298	635	62.61	93.33	99.20	93.59	40.64
50,000.01 - 75,000.00	546	34,230,463.40	34,214,081.28	3.54	8.614	343	606	68.64	83.59	91.53	48.49	37.30
75,000.01 - 100,000.00	616	54,141,725.80	54,116,814.95	5.60	7.841	347	607	67.53	81.89	93.84	35.10	37.66
100,000.01 - 125,000.00	626	70,837,849.00	70,802,582.65	7.32	7.540	355	603	63.40	83.78	95.55	22.33	38.22
125,000.01 - 150,000.00	561	77,224,334.00	77,195,738.22	7.99	7.457	356	602	61.62	82.57	94.21	19.52	39.35
150,000.01 - 175,000.00	438	71,174,109.00	71,149,210.39	7.36	7.255	356	606	61.26	82.11	94.73	16.02	39.64
175,000.01 - 200,000.00	392	73,878,188.40	73,849,508.20	7.64	7.164	356	609	58.90	81.18	93.93	18.57	40.21
200,000.01 - 250,000.00	630	140,883,228.80	140,834,626.40	14.57	7.126	357	612	50.18	82.50	95.95	11.07	40.85
250,000.01 - 300,000.00	440	121,221,592.69	121,177,218.43	12.54	7.003	356	620	49.98	84.38	94.68	13.78	41.15
300,000.01 - 400,000.00	521	181,186,635.00	181,107,675.72	18.74	6.942	357	623	41.05	86.24	95.51	14.77	41.84
400,000.01 - 500,000.00	197	87,343,382.03	87,320,495.60	9.03	6.916	358	636	30.91	87.45	95.35	9.68	42.07
500,000.01 >=	75	42,369,092.00	42,347,968.46	4.38	6.687	356	654	34.60	85.57	97.45	15.55	40.35
Total:	5360	966,978,834.72	966,594,700.14	100.00	7.240	354	617	51.17	84.13	95.08	18.35	40.40

2. Mortgage Rate

Mortgage Rate	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
<= 5.000	25	6,993,035.00	6,984,231.15	0.72	4.993	357	655	67.15	82.75	100.00	0.00	43.36
5.001 - 5.500	96	22,401,633.60	22,383,127.87	2.32	5.392	357	662	75.20	82.31	100.00	0.00	40.36
5.501 - 6.000	437	102,969,051.20	102,900,563.37	10.65	5.887	353	647	69.00	82.43	97.92	30.34	40.45
6.001 - 6.500	743	166,180,604.69	166,099,932.50	17.18	6.320	354	639	57.52	83.91	97.79	24.21	40.67
6.501 - 7.000	972	199,605,713.00	199,530,879.63	20.64	6.807	356	625	51.44	85.19	96.92	15.19	40.69
7.001 - 7.500	743	144,743,817.43	144,703,389.31	14.97	7.290	356	616	49.11	84.99	93.68	12.74	40.42
7.501 - 8.000	680	124,560,877.00	124,521,200.70	12.88	7.792	356	597	43.17	84.19	89.93	11.88	40.00
8.001 - 8.500	435	66,325,471.00	66,308,909.88	6.86	8.288	355	585	41.88	82.79	91.40	9.66	39.64
8.501 - 9.000	411	60,244,122.00	60,229,729.46	6.23	8.768	356	565	43.80	81.91	92.50	10.70	39.92
9.001 - 9.500	216	27,151,574.40	27,144,583.61	2.81	9.264	354	573	35.74	82.54	91.96	17.61	39.75
9.501 - 10.000	215	19,770,386.00	19,765,297.66	2.04	9.808	351	594	35.21	86.06	96.42	41.13	40.22
10.001 - 10.500	127	11,048,164.20	11,045,425.72	1.14	10.303	349	601	20.52	85.76	93.58	46.23	41.95
10.501 - 11.000	118	7,752,685.80	7,748,920.39	0.80	10.770	331	622	26.94	91.13	100.00	69.86	41.59
11.001 - 11.500	76	3,723,734.00	3,721,882.90	0.39	11.228	317	617	54.32	97.60	100.00	90.71	40.17
11.501 - 12.000	53	2,876,085.40	2,874,789.56	0.30	11.743	316	599	53.86	90.81	94.78	76.73	40.54
12.001 - 12.500	11	556,480.00	556,436.43	0.06	12.228	332	589	48.22	91.32	100.00	72.95	40.09
12.501 - 13.000	2	75,400.00	75,400.00	0.01	12.732	277	605	100.00	100.00	100.00	100.00	41.23
Total:	5360	966,978,834.72	966,594,700.14	100.00	7.240	354	617	51.17	84.13	95.08	18.35	40.40

Minimum Rate: 4.990
Maximum Rate: 12.800
WA Rate: 7.240

3. FICO SCORES

FICO SCORES	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
<= 500	15	2,532,900.00	2,532,190.63	0.26	8.686	358	500	75.56	76.40	94.89	0.00	41.69
501 - 525	389	61,797,912.00	61,781,947.98	6.39	8.494	355	514	65.73	73.58	96.23	10.36	41.44
526 - 550	513	82,667,351.00	82,644,439.28	8.55	8.085	355	537	65.34	75.29	98.14	11.60	40.10
551 - 575	654	115,778,963.00	115,737,221.20	11.97	7.487	355	563	58.01	79.04	97.36	13.99	40.34
576 - 600	724	122,674,065.00	122,629,042.94	12.69	7.207	354	589	61.29	81.40	96.79	18.99	39.99
601 - 625	851	151,326,966.00	151,267,966.73	15.65	7.007	354	613	62.04	84.04	96.73	21.34	40.08
626 - 650	780	145,297,779.69	145,235,277.32	15.03	6.939	353	637	49.55	86.28	94.07	21.44	40.37
651 - 675	652	129,067,372.23	129,014,106.53	13.35	6.925	355	662	35.38	90.59	93.09	16.80	41.02
676 - 700	358	73,679,739.80	73,637,882.16	7.62	6.833	354	687	31.40	90.73	92.89	26.07	39.88
701 - 725	205	39,613,027.00	39,594,622.11	4.10	6.937	356	713	24.34	93.23	89.34	19.93	41.14
726 - 750	124	22,174,340.00	22,161,504.81	2.29	6.964	357	738	33.42	93.63	90.68	27.50	40.91
751 - 775	70	15,535,859.00	15,528,162.82	1.61	6.832	352	762	23.32	91.36	90.27	15.51	40.91
776 - 800	20	4,158,260.00	4,156,205.15	0.43	6.928	358	786	6.34	89.04	78.45	27.17	37.99
801 - 825	5	674,300.00	674,130.48	0.07	6.597	358	807	39.52	89.93	69.41	4.97	27.33
Total:	5360	966,978,834.72	966,594,700.14	100.00	7.240	354	617	51.17	84.13	95.08	18.35	40.40

4. Documenation

Documenation	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
Full Documentation	3071	494,815,441.00	494,597,199.68	51.17	7.029	353	602	100.00	82.76	95.45	24.84	40.32
Limited Documentation	204	46,569,438.00	46,551,286.67	4.82	7.029	354	612	0.00	84.95	93.55	17.91	37.57
Stated Documentation	2085	425,593,955.72	425,446,213.79	44.01	7.507	356	635	0.00	85.64	94.80	10.84	40.81
Total:	5360	966,978,834.72	966,594,700.14	100.00	7.240	354	617	51.17	84.13	95.08	18.35	40.40

5. Loan Purpose

Loan Purpose	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
Purchase	1840	317,280,645.72	317,169,025.25	32.81	7.297	356	652	36.25	95.05	92.53	13.54	40.92
Refinance - Cashout	2962	565,396,942.00	565,164,946.19	58.47	7.209	354	599	57.12	77.68	96.21	20.04	40.14
Refinance - Rate/Term	558	84,301,247.00	84,260,728.70	8.72	7.231	353	608	67.40	86.33	97.07	25.02	40.25
Total:	5360	966,978,834.72	966,594,700.14	100.00	7.240	354	617	51.17	84.13	95.08	18.35	40.40

6. Occupancy

Occupancy	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
Investment Property	257	43,633,754.00	43,607,996.04	4.51	7.650	358	650	47.97	83.64	0.00	2.29	38.75
Primary Residence	5082	919,354,914.72	918,997,781.74	95.08	7.217	354	615	51.37	84.15	100.00	19.17	40.48
Second Home	21	3,990,166.00	3,988,922.36	0.41	8.012	358	600	39.46	84.15	0.00	4.47	41.22
Total:	5360	966,978,834.72	966,594,700.14	100.00	7.240	354	617	51.17	84.13	95.08	18.35	40.40

7. Property Type

Property Type	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
2-4 Unit	290	72,437,930.00	72,407,969.10	7.49	7.331	356	643	37.11	84.03	79.00	16.53	41.35
Condo	323	49,972,932.00	49,957,441.38	5.17	7.129	355	630	49.52	85.82	97.65	14.09	41.16
Modular Home	1	120,850.00	120,850.00	0.01	8.950	358	538	100.00	83.34	100.00	0.00	23.58
PUD - Attached	118	21,497,121.00	21,490,340.87	2.22	7.058	357	634	48.60	88.57	96.68	9.83	41.21
PUD - Detached	455	89,804,198.29	89,768,572.72	9.29	7.317	356	611	54.39	87.97	95.71	12.74	41.30
Single Family	4173	733,145,803.43	732,849,526.07	75.82	7.234	354	614	52.34	83.43	96.36	19.75	40.13
Total:	5360	966,978,834.72	966,594,700.14	100.00	7.240	354	617	51.17	84.13	95.08	18.35	40.40

8. Remaining Term

Remaining Term	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
<= 180	87	8,151,700.00	8,134,095.84	0.84	7.159	174	598	80.16	67.24	100.00	100.00	36.64
181 - 348	214	13,578,792.40	13,560,585.94	1.40	8.556	240	634	71.71	86.62	100.00	100.00	40.08
349 - 360	5059	945,248,342.32	944,900,018.36	97.76	7.222	358	617	50.62	84.24	94.96	16.47	40.44
Total:	5360	966,978,834.72	966,594,700.14	100.00	7.240	354	617	51.17	84.13	95.08	18.35	40.40

Minimum Remaining Term: 118
Maximum Remaining Term: 359
WA Remaining Term: 354

9. Loan Type

Loan Type	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
2/28 ARM	3162	592,617,690.09	592,381,061.56	61.29	7.357	358	604	46.64	83.61	93.15	0.00	40.36
2/28 ARM - 2 Yr IO	531	144,482,840.80	144,480,835.76	14.95	6.699	358	647	46.58	91.55	99.68	0.00	40.58
2/28 ARM - 5 Yr IO	17	5,134,201.00	5,134,200.96	0.53	7.306	357	681	20.33	92.46	100.00	0.00	39.46
3/27 ARM	149	27,983,875.03	27,970,578.57	2.89	6.963	358	632	50.38	83.15	80.77	0.00	41.02
3/27 ARM - 3 Yr IO	68	16,808,476.00	16,808,408.34	1.74	6.651	358	653	66.71	89.15	100.00	0.00	40.63
3/27 ARM - 5 Yr IO	11	2,497,055.00	2,497,055.00	0.26	7.143	358	645	72.38	93.25	100.00	0.00	39.02
Fixed Rate	1422	177,454,696.80	177,322,559.95	18.35	7.388	340	627	69.29	79.14	99.34	100.00	40.34
Total:	5360	966,978,834.72	966,594,700.14	100.00	7.240	354	617	51.17	84.13	95.08	18.35	40.40

10. LOAN-TO-VALUE RATIO

LOAN-TO-VALUE RATIO	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
<= 50.00	216	27,814,515.00	27,794,023.83	2.88	7.067	349	592	62.02	41.58	95.65	42.54	38.00
50.01 - 60.00	228	39,155,038.00	39,129,979.81	4.05	6.980	344	598	51.91	55.78	98.71	43.75	39.06
60.01 - 70.00	524	97,095,947.00	97,049,604.73	10.04	7.161	353	588	53.09	66.98	96.02	25.64	40.22
70.01 - 75.00	401	74,806,117.00	74,775,377.89	7.74	7.325	354	582	56.78	74.42	97.06	21.15	41.54
75.01 - 80.00	1621	323,979,629.20	323,856,707.05	33.50	6.866	357	633	46.99	91.32	96.90	11.28	40.69
80.01 - 85.00	697	134,935,653.69	134,884,339.52	13.95	7.350	357	593	56.43	85.58	95.83	14.55	39.57
85.01 - 90.00	907	182,684,618.00	182,637,702.03	18.89	7.366	357	623	52.40	90.02	88.32	8.97	40.49
90.01 - 95.00	255	54,744,390.03	54,719,188.23	5.66	7.463	353	656	43.28	94.81	94.82	17.29	40.45
95.01 - 100.00	511	31,762,926.80	31,747,777.05	3.28	9.975	334	665	48.41	99.89	100.00	80.86	42.10
Total:	5360	966,978,834.72	966,594,700.14	100.00	7.240	354	617	51.17	84.13	95.08	18.35	40.40

LTV is Defined as: First Lien = LTV, Second Lien = CLTV

11. COMBINED LOAN-TO-VALUE RATIO

COMBINED LOAN-TO-VALUE RATIO	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
<= 50.00	214	26,997,317.00	26,977,635.34	2.79	7.099	349	589	60.87	41.05	95.52	40.80	38.13
50.01 - 60.00	226	38,595,236.00	38,570,820.43	3.99	6.972	344	598	52.38	55.48	98.69	44.54	38.96
60.01 - 70.00	518	97,013,767.00	96,966,413.83	10.03	7.160	353	588	53.28	66.60	96.01	25.71	40.15
70.01 - 75.00	385	73,327,436.00	73,297,809.88	7.58	7.334	355	581	56.16	73.94	97.01	21.00	41.60
75.01 - 80.00	700	134,779,307.00	134,726,966.46	13.94	7.196	356	594	56.73	79.29	92.69	18.05	39.68
80.01 - 85.00	638	123,477,360.00	123,428,911.16	12.77	7.336	356	590	58.30	84.41	95.59	15.11	39.37
85.01 - 90.00	867	175,962,281.00	175,916,736.80	18.20	7.343	357	623	53.03	89.67	88.93	9.04	40.42
90.01 - 95.00	330	65,042,970.03	65,015,146.98	6.73	7.556	353	648	43.28	94.78	93.13	16.62	40.20
95.01 - 100.00	1482	231,783,160.69	231,694,259.26	23.97	7.111	354	661	41.14	99.95	99.74	16.89	41.65
Total:	5360	966,978,834.72	966,594,700.14	100.00	7.240	354	617	51.17	84.13	95.08	18.35	40.40

12. Geographic Distribution By Balance

Geographic Distribution By Balance	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
California	1491	367,314,731.20	367,172,565.42	37.99	6.877	356	627	43.18	82.61	95.71	15.51	40.95
Florida	602	86,123,286.69	86,098,639.51	8.91	7.512	354	607	50.26	83.98	91.35	23.01	40.95
New York	231	62,402,417.03	62,367,382.09	6.45	7.181	355	621	47.07	80.82	98.51	38.92	42.46
New Jersey	193	40,406,533.00	40,381,888.01	4.18	7.454	355	610	49.85	83.79	98.28	4.57	42.11
Arizona	242	34,728,476.80	34,713,640.97	3.59	7.254	354	620	61.62	88.84	95.60	15.87	38.68
Texas	291	33,003,022.00	32,980,430.61	3.41	7.697	347	596	63.49	85.96	95.80	30.79	38.88
Illinois	143	27,669,217.00	27,660,794.56	2.86	7.392	356	616	54.76	85.80	96.52	3.62	38.31
Nevada	135	24,933,029.00	24,922,100.56	2.58	7.316	354	615	45.96	84.08	94.30	15.90	41.12
Maryland	126	23,876,933.00	23,869,260.40	2.47	7.296	355	610	63.46	82.50	98.51	16.01	39.20
Other	1906	266,521,189.00	266,427,998.01	27.56	7.547	354	610	59.75	86.24	93.57	18.76	39.41
Total:	5360	966,978,834.72	966,594,700.14	100.00	7.240	354	617	51.17	84.13	95.08	18.35	40.40

13. Silent Second

Silent Second	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
N	4291	751,967,747.83	751,662,587.45	77.76	7.383	354	605	54.20	79.83	93.96	21.41	40.12
Y	1069	215,011,086.89	214,932,112.69	22.24	6.740	357	657	40.56	99.16	98.96	7.61	41.41
Total:	5360	966,978,834.72	966,594,700.14	100.00	7.240	354	617	51.17	84.13	95.08	18.35	40.40

14. Gross Margin

Gross Margin	No of Loans	Principal Balance at origination	Remaining Principal Balance	% of Remaining Balance	WAC	WA Remaining Term	FICO	%Full Doc	CLTV	% Owner Occupied (excludes second home)	% Fixed Rate	WA DTI
2.001 - 2.500	2	222,100.00	222,023.67	0.03	7.734	357	612	66.66	98.33	100.00	0.00	44.37
3.001 - 3.500	1	182,750.00	182,750.00	0.02	6.500	358	622	100.00	84.61	100.00	0.00	47.75
3.501 - 4.000	1	438,000.00	437,633.83	0.06	6.900	357	558	0.00	73.00	100.00	0.00	37.87
4.501 - 5.000	302	59,963,046.00	59,938,460.54	7.59	7.159	358	614	41.18	85.04	92.08	0.00	40.79
5.001 - 5.500	173	34,334,591.00	34,313,457.25	4.35	6.964	357	621	62.20	86.49	93.29	0.00	41.03
5.501 - 6.000	2911	597,270,033.92	597,090,459.93	75.65	7.093	358	620	47.74	86.82	94.17	0.00	40.51
6.001 - 6.500	350	64,907,501.00	64,888,545.77	8.22	7.793	358	584	37.51	78.83	95.37	0.00	39.47
6.501 - 7.000	176	29,151,216.00	29,144,103.99	3.69	8.378	358	561	46.13	69.08	94.99	0.00	39.21
7.001 - 7.500	21	2,969,900.00	2,969,751.71	0.38	9.471	358	572	85.24	61.53	97.14	0.00	40.35
8.501 - 9.000	1	85,000.00	84,953.50	0.01	9.000	358	601	0.00	20.24	100.00	0.00	33.20
Total:	3938	789,524,137.92	789,272,140.19	100.00	7.206	358	614	47.10	85.25	94.12	0.00	40.42

Minimum Gross Margin: 2.250
Maximum Gross Margin: 9.000
WA Gross Margin: 5.717

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Apr 14, 2005 13:10

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